UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Select Utility Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders.

COHEN & STEERS SELECT UTILITY FUND, INC.

February 8, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months and year ended December 31, 2005. The net asset value at that date was $23.95 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at year end, the fund's closing price on the NYSE was $20.16 per common share. The total return, including income, for the Cohen & Steers Select Utility Fund and the comparative benchmarks were:

	Total Returns
	Market Price[a]		Net Asset Value[a]
	Six months ended 12/31/05	Year ended 12/31/05	Six months ended 12/31/05	Year ended 12/31/05
Cohen & Steers Select Utility Fund	–3.21%	7.55%	–0.08%	13.16%
S&P 1500 Utilities Index[b]	–0.16%	14.36%	–0.16%	14.36%
S&P 500 Index[b]	5.77%	4.91%	5.77%	4.91%
Blend- 80% S&P 1500 Utilities Index, 20% Merrill Lynch Fixed Rate Preferred Index[b]	0.08%	11.64%	0.08%	11.64%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com.

The asset mix of the fund as of December 31, 2005 consisted of 81% utility common and preferred stocks, 16% other preferred and fixed income investments, with the remaining 3% in cash. We have an allocation to preferred stocks to enhance the income potential of the fund.

During the quarter, three monthly dividends of $0.10 per share were paid to common shareholders. On December 16, 2005, the fund issued an additional $75 million in auction market preferred shares (AMPS). The proceeds were subsequently invested in additional securities at dividend yields that we believe will generate incremental net income for the fund's common shareholders. We note, however, that the use of leverage generally may increase the volatility of the fund's net asset value per share.

Three monthly dividends of $0.10 per common share were declared and will be paid to common shareholders on January 31, 2006, February 28, 2006, and March 31, 2006.c

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 82 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

c Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS SELECT UTILITY FUND, INC.

Investment Review

Utility shares performed well during the year despite a decline during the fourth quarter. A combination of attractive industry fundamentals, strong financial performance and an increase in consolidation led to attractive stock price performance for the group.

Utilities benefited from a favorable commodity price environment in 2005 as an improving supply-demand balance for power and natural gas led to rising prices and improving profit margins for many utilities. Within the wholesale power sector, a slowdown of new plant construction and rising demand has resulted in an improvement in the balance between supply and demand. At the same time, rising natural gas prices have become more influential in determining power prices because of large-scale additions of natural gas-fired generation in the late 1990s. These two trends have led to higher wholesale power prices and as a result, greater profit margins for many utilities with low-cost coal and nuclear generation. Higher commodity prices have also led to improving profits for utilities with natural gas or oil exploration and production businesses. Wholesale power prices increased 44% to $59.86 per megawatt hour in 2005. The price of crude oil increased 38% during the year to $57.35 per barrel, while the price of natural gas rose 78% to $10.99 per MMBtu.

Utilities delivered solid financial performance in 2005 in the form of strong earnings and dividend growth. While fourth quarter results have not been reported, we estimate utilities will produce earnings per share growth of 8% to 10% for the full year. The strong growth in earnings in 2005 drove dividend growth that was equally impressive. In 2005, 48 utilities increased their dividends by an average of 8%, while no utilities cut their dividends.

Consolidation in the utility sector returned in 2005. Four major utility acquisitions have been announced over the last 14 months: Exelon's purchase of Public Service Enterprise Group, Duke Energy's acquisition of Cinergy, MidAmerican Energy's (controlled by Warren Buffet's Berkshire Hathaway) acquisition of PacifiCorp, and FPL's acquisition of Constellation Energy. We are pleased to report that the fund owned three of the four of the takeover targets, all of which realized attractive premiums. The recent merger announcements followed four years of minimal consolidation activity as managements worked to rationalize unregulated businesses, strengthen balance sheets, and bolster core utility franchises.

Utility stocks had their first correction in several years, resulting in a –5.9% total return of the S&P 1500 Utilities Index during the fourth quarter. We believe this was primarily the result of profit taking, as utilities were the second best performing sector in the S&P 500 in both 2004 and 2005. We also believe that there were investor concerns about political risks, the potential for decreased demand stemming from the energy price spikes from the Gulf Coast hurricanes, and earning sensitivity to the commodity cycle. Despite this correction, utilities delivered a 15.2% total return for the full year.

The top contributor to performance for the year was Equitable Resources Inc., which generated a total return of 24.1%. A gas distribution utility as well as an exploration and production businesses, Equitable, benefited from attractive natural gas prices and an expanded drilling program at their Appalachian properties. Other top contributors to performance included Public Service Enterprise Group, which had a total return of 30.2%. Shares of Public Service, a New Jersey-based gas and electric utility, performed well due to expectations of strong earnings growth resulting from

COHEN & STEERS SELECT UTILITY FUND, INC.

its pending merger with Exelon Corporation. Laggards included Fairpoint Communications, with a total return of –37.9% (since its IPO in February) and Energy East, which had a total return of –10.8%. The fund's performance for the year trailed the utility indexes and this was largely attributable to our fixed income allocation. The fund's fixed income positions, which were utilized to enhance the income potential of the fund, detracted from performance due to the better overall performance of utility stocks. The Merrill Lynch Fixed Rate Preferred Index was up only 1.0% for the year, compared with the S&P 1500 Utilities Index, which was up 15.2%.

Investment Outlook

In 2006, we believe the key drivers of performance will be higher power prices combined with the expiration of retail rate freezes and below-market wholesale sales contracts for electricity production. As part of many state plans to transition to electricity market competition, many utilities have operated under multi-year retail rate freezes that are now coming to an end. With power prices and operating costs currently much higher than they were when the rate freezes were enacted, utilities are generally being allowed to charge retail customers higher rates. Additionally, utilities that sell excess generation into the wholesale power markets should experience margin expansion to the extent they renew expiring sales contracts at current market prices. Utilities that own low-cost coal and nuclear plants may benefit the most from these trends.

We also anticipate attractive earnings growth in utilities in 2006. With dividend payout ratios in the industry that are low by historical standards (55% currently versus 66% over the past twenty years), we believe that potentially strong earnings growth would, in turn, support attractive dividend growth. Over the longer term, we expect growth in the industry to be driven by infrastructure investment. It has been estimated that tens of billions of dollars of investment will be required to upgrade the nation's power generation, transmission, and natural gas pipeline infrastructure. If the broadly constructive regulatory environment that exists today continues, this would allow utilities to earn potentially attractive returns on these investments.

We believe that valuations should provide support for utility stock prices. The ratio of utility stock prices to earnings estimates for 2006 stands at about 13.8x, which is in line with the long-term historical average of 14.0x. Dividend yields appear attractive based upon the historical relationship of after-tax yields relative to 10-year Treasury bond yields. The current relative yield of utility stocks to 10-year Treasury bond yields is 104%, which compares favorably with the long-term average of 95%. While utilities appear mildly undervalued based on these metrics, we believe a premium to historical averages is warranted given the potential long-term growth outlook.

We believe that further consolidation activity would also be a positive for the utility sector, as it provides the potential for greater growth from cost savings and economies of scale. In fact, the recent repeal of the Public Utility Holding Company Act (PUHCA), which hindered mergers among noncontiguous utilities, could stimulate further merger activity. Utilities could also benefit from non-utility investment in the sector now that restrictions on ownership have been eased with the repeal of PUHCA. Accordingly, we have invested in several utilities. Most are not only attractive on a stand-alone basis, but could also be potential takeover candidates.

COHEN & STEERS SELECT UTILITY FUND, INC.

While we expect utility stocks to benefit from several positive trends, the industry does face challenges. The key risk is managing the political impact of higher customer rates. Higher energy prices and greater capital spending for emissions control equipment for power plants and transmission grid upgrades will lead to large increases in electric rates. While these are much needed investments, history tells us that customers are likely to ask politicians and regulators for relief from the burden of increasing rates. Another impact of higher rates will be decreased demand in response to higher prices. We are closely monitoring these issues and will seek to invest in utilities that can manage these challenges successfully.

In closing, while there are challenges and risks ahead, we believe that the fundamental outlook for the utility sector is strong and that the sector stands to benefit from a growing demand for more conservative income-producing equity investments. Consequently, we believe Cohen & Steers Select Utility Fund is well positioned to deliver potentially attractive returns over time.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview or our investment approach.

COHEN & STEERS SELECT UTILITY FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of December 31, 2005, AMPS represented 35% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 48% of our borrowings at an average interest rate of 4.0% for an average remaining period of 3.22 years (when we first entered into the swaps, the average term was 4.59 years). By locking in a large portion or our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	35%
% Fixed Rate	48%
% Variable Rate	52%
Weighted Average Rate on Swaps	4.0%
Weighted Average Term on Swaps	3.2 years
Current Rate on AMPS	4.4%

a  Data as of December 31, 2005. Information is subject to change.

COHEN & STEERS SELECT UTILITY FUND, INC.

DECEMBER 31, 2005

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
1. Ameren Corp.	$79,801,176	5.0%
2. Exelon Corp.	76,280,557	4.8%
3. Duke Energy Corporation	69,698,295	4.3%
4. Southern Co.	67,419,825	4.2%
5. Edison International	59,004,330	3.7%
6. Equitable Resources	57,038,274	3.6%
7. PG&E Corp.	56,385,280	3.5%
8. Consolidated Edison	52,918,126	3.3%
9. Public Service Enterprise Group	52,716,658	3.3%
10. CINergy Corp.	49,945,698	3.1%

a  Top ten holdings determined on the basis of the value of individual securities held.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2005

		Number of Shares	Value
COMMON STOCK	122.4%
TELECOMMUNICATION SERVICES	0.9%
Fairpoint Communications		855,000	$8,857,800
TELEPHONE—INTEGRATED	2.4%
Citizens Communications Co.		2,030,000	24,826,900
TRANSPORT—MARINE	0.3%
Teekay LNG Partners LP		110,400	3,270,048
UTILITIES	116.9%
ELECTRIC—DISTRIBUTION	9.4%
Consolidated Edison		1,142,200	52,918,126
Energy East Corp.		149,700	3,413,160
NSTAR		346,339	9,939,929
Pepco Holdings		1,409,200	31,523,804
			97,795,019
ELECTRIC—INTEGRATED	93.7%
Ameren Corp.		1,557,400	79,801,176
American Electric Power Co.		143,600	5,326,124
CINergy Corp.		1,176,300	49,945,698
Cleco Corp.		246,700	5,143,695
Dominion Resources		414,600	32,007,120
DPL		209,700	5,454,297
DTE Energy Co.		963,500	41,613,565
Duke Energy Corp.		2,539,100	69,698,295
E.ON AG (ADR)		824,500	28,461,740
Edison International		1,353,000	59,004,330
Entergy Corp.		696,350	47,804,428
Exelon Corp.		1,435,464	76,280,557
FirstEnergy Corp.		490,800	24,044,292
FPL Group		1,167,000	48,500,520
Hawaiian Electric Industries		466,700	12,087,530
NiSource		339,000	7,071,540
Northeast Utilities		417,800	8,226,482
PG&E Corp.		1,519,000	56,385,280

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
Pinnacle West Capital Corp.		792,600	$32,774,010
PPL Corp.		974,000	28,635,600
Progress Energy		605,750	26,604,540
Public Service Enterprise Group		811,400	52,716,658
SCANA Corp.		78,500	3,091,330
Scottish Power PLC (ADR)		278,300	10,402,854
Southern Co.		1,952,500	67,419,825
TXU Corp.		990,000	49,688,100
Xcel Energy		2,402,500	44,350,150
			972,539,736
ELECTRIC—TRANSMISSION	0.9%
ITC Holdings Corp.		334,900	9,407,341
GAS—DISTRIBUTION	3.5%
AGL Resources		311,000	10,825,910
Atmos Energy Corp.		210,500	5,506,680
Sempra Energy		200,000	8,968,000
Vectren Corp.		413,867	11,240,628
			36,541,218
GAS—INTEGRATED	9.4%
DCP Midstream Partners LPc		158,000	3,867,840
Duke Energy Income Fund		778,650	7,502,155
Duke Energy Income Fund, 144Aa		202,000	1,946,234
Equitable Resources		1,554,600	57,038,274
KeySpan Corp.		555,200	19,815,088
Kinder Morgan		42,000	3,861,900
Williams Partners LP		92,500	2,881,375
			96,912,866
TOTAL UTILITIES			1,213,196,180

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
UTILITY—FOREIGN	1.9%
ELECTRIC—INTEGRATED	1.2%
RWE AG		115,900	$8,582,736
Scottish and Southern Energy PLC		217,900	3,801,457
			12,384,193
WATER	0.7%
United Utilities PLC		631,500	7,290,391
TOTAL UTILITY—FOREIGN			19,674,584
TOTAL COMMON STOCK (Identified cost—$1,055,412,604)			1,269,825,512
PREFERRED SECURITIES—CAPITAL TRUST	7.2%
DIVERSIFIED FINANCIAL SERVICES	1.5%
Old Mutual Capital Funding, 8.00% (Eurobond)		14,850,000	15,620,047
ELECTRIC—INTEGRATED	1.6%
DPL Capital Trust II, 8.125%, due 9/01/31		3,000,000	3,525,000
Duquesne Light Co., 6.50%, Series H		194,900	9,988,625
Entergy Louisiana LLC, 6.95%, 144Aa		30,000	3,007,500
			16,521,125
FOOD	1.0%
Dairy Farmers of America, 7.875%, 144Aa,b		70,000	6,806,975
Gruma S.A., 7.75%, 144Aa		4,000,000	4,060,000
			10,866,975
INSURANCE	1.7%
LIFE/HEALTH INSURANCE	0.2%
Provident Financing Trust I, 7.405%, due 3/15/38		2,000,000	1,931,844

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
MULTI-LINE	1.5%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa		7,000,000	$7,404,285
AFC Capital Trust I, 8.207%, due 2/03/27, Series Bb		8,000,000	8,250,288
			15,654,573
TOTAL INSURANCE			17,586,417
MEDICAL—HOSPITALS	0.7%
Columbia/HCA, 7.50%, due 11/15/95		7,545,000	7,249,243
OIL—EXPLORATION & PRODUCTION	0.4%
Pemex Project Funding Master Trust, 7.75%, due 9/29/49		4,000,000	4,128,200
RETAIL	0.3%
JC Penney Co., 7.625%, due 03/01/97		3,000,000	3,111,078
TOTAL PREFERRED SECURITIES—CAPITAL TRUST (Identified cost—$73,942,975)			75,083,085
PREFERRED SECURITIES—$25 PAR VALUE	17.2%
BANK	0.5%
Chevy Chase Bank, 8.00%, Series C		87,100	2,255,890
First Republic Bank, 6.70%, Series A		118,700	2,967,500
			5,223,390
BANK—FOREIGN	0.1%
Northern Rock PLC, 8.00%, Series A		45,000	1,127,498
ELECTRIC—INTEGRATED	0.2%
Entergy Corp., 7.625%, due 2/17/09		40,200	1,999,950
FINANCE	0.0%
Janus Capital Group, 7.875%, due 4/15/32 (PINES)		4,500	115,200
MEDIA	0.1%
Liberty Media Corp., 8.75%, due 2/01/30 (CBTCS)		22,100	546,975
Liberty Media Corp., 8.75% (PPLUS)		20,700	500,940
			1,047,915

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
REAL ESTATE	15.3%
DIVERSIFIED	2.8%
Bedford Property Investors, 7.625%, Series B		205,350	$5,144,018
Colonial Properties Trust, 7.62%, Series E		49,500	1,209,285
Digital Realty Trust, 8.50%, Series A		56,000	1,416,800
Forest City Enterprises, 7.375%, Class A		80,800	2,045,856
iStar Financial, 7.875%, Series E		320,700	8,081,640
iStar Financial, 7.80%, Series F		132,000	3,306,600
iStar Financial, 7.65%, Series G		125,000	3,085,000
iStar Financial, 7.50%, Series I		113,940	2,804,633
Lexington Corporate Properties Trust, 8.05%, Series B		75,000	1,902,750
			28,996,582
HEALTH CARE	2.0%
Health Care REIT, 7.875%, Series D		72,550	1,830,436
Health Care REIT, 7.625%, Series F		218,800	5,437,180
LTC Properties, 8.00%, Series F		547,713	13,774,982
			21,042,598
HOTEL	1.3%
Ashford Hospitality Trust, 8.55%, Series A		156,500	4,006,400
Equity Inns, 8.75%, Series B		75,900	1,944,558
Host Marriott Corp., 8.875%, Series E		100,000	2,675,000
Innkeepers USA Trust, 8.00%, Series C		189,500	4,629,485
			13,255,443
MORTGAGE	0.2%
Newcastle Investment Corp., 8.05%, Series C		80,000	1,984,000
OFFICE	4.3%
Alexandria Real Estate Equities, 8.375%, Series C		514,000	13,238,070
Brandywine Realty Trust, 7.50%, Series C		75,819	1,925,803
Corporate Office Properties Trust, 8.00%, Series G		38,486	975,428
DRA CRT Acquisition Corp., 8.50%, Series A		20,335	462,621
Highwoods Properties, 8.00%, Series B		21,838	548,134
Maguire Properties, 7.625%, Series A		495,626	12,142,837

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
SL Green Realty Corp., 7.625%, Series C		247,000	$6,221,930
SL Green Realty Corp., 7.875%, Series D		347,333	8,718,058
			44,232,881
OFFICE/INDUSTRIAL	0.9%
PS Business Parks, 7.00%, Series H		75,700	1,831,940
PS Business Parks, 6.875%, Series I		54,950	1,283,082
PS Business Parks, 7.95%, Series K		252,000	6,501,600
			9,616,622
RESIDENTIAL—APARTMENT	0.7%
Apartment Investment & Management Co., 7.75%, Series U		30,000	745,200
Apartment Investment & Management Co., 8.00%, Series V		87,000	2,193,270
Apartment Investment & Management Co., 7.875%, Series Y		93,000	2,334,300
Hovnanian Enterprises, 7.625%, Series A		110,000	2,491,500
			7,764,270
SHOPPING CENTER	2.3%
COMMUNITY CENTER	1.7%
Cedar Shopping Centers, 8.875%, Series A		300,000	7,906,500
Developers Diversified Realty Corp., 7.375%, Series H		25,000	622,500
Developers Diversified Realty Corp., 7.50%, Series I		302,000	7,550,000
Saul Centers, 8.00%, Series A		67,500	1,728,000
			17,807,000
REGIONAL MALL	0.6%
CBL & Associates Properties, 7.75%, Series C		126,931	3,211,354
Mills Corp., 9.00%, Series C		43,300	1,118,439
Mills Corp., 8.75%, Series E		40,700	1,041,920
Taubman Centers, 8.00%, Series G		25,000	628,500
			6,000,213
TOTAL SHOPPING CENTER			23,807,213
SPECIALTY	0.8%
Capital Automotive REIT, 7.50%, Series A		95,102	2,372,795
Capital Automotive REIT, 8.00%, Series B		230,300	5,757,500
			8,130,295
TOTAL REAL ESTATE			158,829,904

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
UTILITIES	1.0%
ELECTRIC—INTEGRATED	0.4%
Sierra Pacific Power Co., 7.80%, Series 1		169,038	$4,259,758
GAS—DISTRIBUTION	0.6%
Southern Union Co., 7.55%, Series A		222,500	5,789,450
TOTAL UTILITIES			10,049,208
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$175,406,458)			178,393,065
		Principal Amount
CORPORATE BONDS	3.0%
CELLULAR TELECOMMUNICATIONS	0.1%
Rogers Wireless Communications, 7.500%, due 3/15/15, 144Aa		$1,400,000	1,519,000
MEDIA	2.2%
Cablevision Systems Corp., 8.000%, due 4/15/12		9,500,000	8,930,000
CSC Holdings, 7.875%, due 2/15/18		500,000	485,000
Liberty Media Corp., 8.250%, due 2/1/30		5,500,000	5,416,708
Rogers Cable, 8.750%, due 5/1/32		7,000,000	8,085,000
			22,916,708
MEDICAL—HOSPITALS	0.4%
Columbia/HCA, 7.750%, due 7/15/36		1,000,000	1,053,880
Columbia/HCA, 8.360%, due 4/15/24		3,000,000	3,285,897
			4,339,777
SPECIAL PURPOSE ENTITY	0.3%
Valor Telecom Enterprise, 7.750%, due 2/15/15		2,750,000	2,887,500
TOTAL CORPORATE BONDS (Identified cost—$31,388,421)			31,662,985

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Principal Amount	Value
COMMERCIAL PAPER	4.6%
AIG Funding, 3.230%, due 1/3/06 (Identified cost—$47,470,480)		$47,479,000	$47,470,480
TOTAL INVESTMENTS (Identified cost—$1,383,620,938)	154.4%		1,602,435,127
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2%		2,131,668
LIQUIDATION VALUE OF PREFERRED SHARES	(54.6)%		(567,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $23.95 per share based on 43,320,750 shares of capital stock outstanding)	100.0%		$1,037,566,795

Glossary of Portfolio Abbreviations
ADR	American Depositary Receipt

CBTCS	Corporate Backed Trust Certificates

PINES	Public Income Notes

PPLUS	Preferred Plus Trust

REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a  Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.4% of net assets applicable to common shares.

b  Fair valued security. Aggregate holdings equal 1.5% of net assets applicable to common shares.

c  Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

See accompanying notes to financial statements.

ASSETS:
Investments in securities, at value (Identified cost-$1,383,620,938)	$1,602,435,127
Cash	7,066
Foreign currency (Identified cost-$3,958,301)	3,966,133
Dividends and interest receivable	6,850,716
Unrealized appreciation on interest rate swap transactions	5,404,535
Other assets	50,034
Total Assets	1,618,713,611
LIABILITIES:
Payable for investment securities purchased	10,864,371
Payable for dividends declared on preferred shares	1,127,420
Payable to investment manager	867,687
Payable for dividends declared on common shares	777,556
Payable for preferred offering costs	320,497
Payable to administrator	69,164
Payable for directors fees	4,847
Other liabilities	115,274
Total Liabilities	14,146,816
LIQUIDATION VALUE OF PREFERRED SHARES:
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series T7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series W7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series TH28, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series F7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series TH7, ($25,000 liquidation value, $0.001 par value, 3,000 shares issued and outstanding)	75,000,000
Auction market preferred shares, Series T28, ($25,000 liquidation value, $0.001 par value, 2,680 shares issued and outstanding)	67,000,000
567,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,037,566,795

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2005

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
Common stock ($0.001 par value, 43,320,750 shares issued and outstanding)	$814,816,276
Dividends in excess of net investment income	(1,167,021)
Accumulated net realized loss	(270,438)
Net unrealized appreciation	224,187,978
$1,037,566,795
NET ASSET VALUE PER COMMON SHARE:
($1,037,566,795 ÷ 43,320,750 shares outstanding)	$23.95
MARKET PRICE PER COMMON SHARE	$20.16
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(15.82)%

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

Investment Income:
Dividend income (net of $339,768 of foreign withholding tax)	$67,525,162
Interest income	6,944,139
Total Income	74,469,301
Expenses:
Investment management fees	12,911,221
Preferred remarketing fee	1,237,632
Administration fees	994,316
Reports to shareholders	257,898
Professional fees	169,705
Custodian fees and expenses	112,420
Directors' fees and expenses	52,245
Transfer agent fees and expenses	15,245
Miscellaneous	137,314
Total Expenses	15,887,996
Reduction of Expenses	(3,037,934)
Net Expenses	12,850,062
Net Investment Income	61,619,239
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	2,191,468
Net realized gain on foreign currency transactions	61,613
Net realized loss on interest rate swap transactions	(1,981,097)
Net change in unrealized appreciation on investments	66,508,345
Net change in unrealized depreciation on foreign currency translations	(30,746)
Net change in unrealized appreciation on interest rate swap transactions	7,324,461
Net realized and unrealized gain on investments	74,074,044
Net Increase Resulting from Operations	135,693,283
Less Dividends and Distributions to Preferred Shareholders	(16,704,958)
Net Increase in Net Assets from Operations Applicable to Common Shares	$118,988,325

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

	For the Year Ended December 31, 2005	For the Period March 30, 2004[a] through December 31, 2004
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$61,619,239	$36,176,133
Net realized gain (loss)	271,984	(2,109,825)
Net change in unrealized appreciation	73,802,060	150,385,918
Net increase resulting from operations	135,693,283	184,452,226
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(16,122,694)	(5,135,684)
Net realized gain on investments	(582,264)	(105,254)
Total dividends and distributions to preferred shareholders	(16,704,958)	(5,240,938)
Net increase in net assets from operations applicable to common shares	118,988,325	179,211,288
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(44,463,952)	(28,756,928)
Net realized gain on investments	(1,483,417)	(653,945)
Tax return of capital	(4,088,097)	(47,237)
Total dividends and distributions to common shareholders	(50,035,466)	(29,458,110)
Capital Stock Transactions:
Increase in net assets from common share transactions	—	825,593,430
Increase in net assets from preferred share offering cost adjustment	310,222	—
Decrease in net assets from underwriting commissions and offering expenses from issuance of preferred shares	(1,109,025)	(6,034,144)
Net increase (decrease) in net assets from capital stock transactions	(798,803)	819,559,286
Total increase in net assets applicable to common shares	68,154,056	969,312,464
Net Assets Applicable to Common Shares:
Beginning of period	969,412,739	100,275
End of period[b]	$1,037,566,795	$969,412,739

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $1,167,021 and $315,065, respectively.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Year Ended December 31, 2005	For the Period March 30, 2004[a] through December 31, 2004
Net asset value, per common share, beginning of period	$22.38	$19.10
Income from investment operations:
Net investment income[b]	1.42	0.85
Net realized and unrealized gain on investments	1.72	3.36
Total income from investment operations	3.14	4.21
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.37)	(0.12)
Net realized gain on investments	(0.02)	(0.00)[c]
Total dividends and distributions to preferred shareholders	(0.39)	(0.12)
Total from investment operations applicable to common shares	2.75	4.09
Less: Offering costs charged to paid-in capital—common shares	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	(0.02)	(0.14)
Anti-dilutive effect of common share offering	—	0.05
Total offering and organization costs	(0.02)	(0.13)
Less: Dividends and distributions to common shareholders from:
Net investment income	(1.03)	(0.67)
Net realized gain on investments	(0.04)	(0.01)
Tax return of capital	(0.09)	(0.00)[c]
Total dividends and distributions to common shareholders	(1.16)	(0.68)
Net increase in net asset value	1.57	3.28
Net asset value, per common share, end of period	$23.95	$22.38
Market value, per common share, end of period	$20.16	$19.82
Net asset value total return[d]	13.16%	21.57%[e]
Market value return[d]	7.55%	2.82%[e]

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31, 2005	For the Period March 30, 2004[a] through December 31, 2004
Ratios/Supplemental Data:
Net assets applicable to common shares, end of period (in millions)	$1,037.6	$969.4
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[g]	1.55%	1.51%[f]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[g]	1.26%	1.22%[f]
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[g]	5.72%	5.33%[f]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[g]	6.02%	5.62%[f]
Ratio of expenses to average daily managed assets (before expense reduction)[g,h]	1.05%	1.06%[f]
Ratio of expenses to average daily managed assets (net of expense reduction)[g,h]	0.85%	0.86%[f]
Portfolio turnover rate	23%	14%[e]
Preferred Shares:
Liquidation value, end of period (in 000's)	$567,000	$492,000
Total shares outstanding (in 000's)	23	20
Asset coverage per share	$70,748	$74,259
Liquidation preference per share	$25,000	$25,000
Average market value per share[i]	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Less than $0.005 per share.

d  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

e  Not annualized.

f  Annualized.

g  Ratios do not reflect dividend payments to preferred shareholders.

h  Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Select Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund's investment objective is a high level of after-tax total return. The fund had no operations until March 3, 2004 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on March 30, 2004.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Distributions paid by the fund are subject to recharacterization for tax purposes. For the year ended December 31, 2005, a portion of the dividends paid have been reclassified to return of capital and distributions of net realized capital gains.

Series M7, Series T7, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series T28 and Series TH28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees, Administration Fees And Other Transactions With Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight. During the year ended December 31, 2005, the investment manager waived its fee at the annual rate of 0.20%.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee,

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

accrued daily and paid monthly at the annual rate of 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the year ended December 31, 2005, the fund incurred $801,275 in administration fees.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $9,536 from the fund for the year ended December 31, 2005.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2005, totaled $389,769,249 and $349,681,696, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2005	2004
Ordinary income	$60,495,794	$34,070,247
Long-term capital gains	2,156,533	581,564
Tax return of capital	4,088,097	47,237
Total dividends and distributions	$66,740,424	$34,699,048

As of December 31, 2005, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$504,854,440
Gross unrealized depreciation	(286,310,691)
Net unrealized appreciation	$218,543,749
Cost for federal income tax purposes	$1,383,891,378

As of December 31, 2005, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to differing treatment on swaps. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $90,852, accumulated net realized gain was credited $1,793,697 and accumulated net investment income was charged $1,884,549. At December 31, 2005, the fund did not have any undistributed ordinary income or long-term capital gains.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2005 and 2004, the fund issued no shares of common stock for the reinvestment of dividends.

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

During the year ended December 31, 2005, a $310,222 adjustment was credited to common stock for preferred offering costs.

On December 16, 2005, the fund issued 3,000 auction market preferred shares, Series TH7 (par value $0.001). Proceeds paid to the fund amounted to $73,890,975 after deduction of underwriting commissions and offering expenses of $1,109,025. This issue has received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

On March 26, 2004, the fund completed the initial public offering of 41,250,000 shares of common stock. Proceeds paid to the fund amounted to $786,225,000 after deduction of underwriting commissions and offering expenses of $38,775,000.

On May 7, 2004, the fund completed a subsequent offering of 2,065,500 shares of common stock. Proceeds paid to the fund amounted to $39,368,430 after deduction of underwriting commissions and offering expenses of $1,941,570.

On May 20, 2004, the fund issued 3,400 auction market preferred shares, Series M7 (par value $0.001), 3,400 auction market preferred shares, Series T7 (par value $0.001), 3,400 auction market preferred shares, Series W7 (par value $0.001), 3,400 auction market preferred shares, Series F7 (par value $0.001), and 3,400 auction market preferred shares, Series TH28 (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $420,017,152 after deduction of underwriting commissions and offering expenses of $4,982,848. These issues have received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

On November 15, 2004, the fund issued 2,680 auction market preferred shares, Series T28 (par value $0.001). Proceeds paid to the fund amounted to $65,948,704 after deduction of underwriting commissions and offering expenses of $1,051,296. This issue has received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

Note 6. Investments in Interest Rate Swaps

Interest rate swaps outstanding at December 31, 2005 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Appreciation
Merrill Lynch Derivative Products AG	$40,000,000	3.8225%	4.290%	June 1, 2008	$855,735
Merrill Lynch Derivative Products AG	$35,000,000	4.0850%	4.378%	May 27, 2009	725,456
Merrill Lynch Derivative Products AG .	$40,000,000	3.9950%	4.331%	July 7, 2009	981,877
Royal Bank of Canada	$35,000,000	3.8900%	4.370%	May 19, 2008	670,823
Royal Bank of Canada	$30,000,000	4.0775%	4.290%	June 1, 2009	623,976
UBS AG	$32,500,000	3.9775%	4.370%	June 17, 2008	578,694
UBS AG	$25,000,000	4.5500%	4.311%	April 4, 2010	192,819
UBS AG	$32,000,000	4.1530%	4.378%	May 26, 2010	775,155
					$5,404,535

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2005.

7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS SELECT UTILITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Select Utility Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Select Utility Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 17, 2006

COHEN & STEERS SELECT UTILITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2005) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (03/30/04)	One Year	Since Inception (03/30/04)
13.16%	19.96%	7.55%	5.91%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

TAX INFORMATION—2005 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $58,204,456. Additionally, 81.06% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the fund designates a long-term capital gain distribution of $2,156,533 at the 15% rate.

REINVESTMENT PLAN

The fund has a dividend reinvestment plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York as agent (the "Plan Agent"). Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The plan agent will receive cash from the fund with which to buy common shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The plan agent will receive the dividend or distribution in newly issued common shares of the fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed

COHEN & STEERS SELECT UTILITY FUND, INC.

at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of distributions will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable or required to be withheld on such distributions.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

As required, the fund has submitted to the New York Stock Exchange ("NYSE") the annual certification of the fund's chief executive officer certifying as to compliance with of the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to its most recent Form N-CSR.

COHEN & STEERS SELECT UTILITY FUND, INC.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's Investment Management Agreement, or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Investment Management Agreement for its initial two year term and its continuation annually thereafter at a meeting called for the purpose of voting on the approval or continuation. At meetings held in person on December 5 and 6, 2005, the board, including the Independent Directors, discussed and unanimously approved the continuation of the Investment Management Agreement for a one-year term. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Investment Management Agreement, the board reviewed materials provided by the fund's investment advisor (the "Advisor") and fund counsel, which included, among other things, fee, expense and performance information of the fund compared to peer funds prepared by Morningstar Associates LLC ("Morningstar"), supplemental performance and summary information prepared by the Advisor and a memoranda outlining the legal duties of the board. The board also spoke directly with representatives of Morningstar and met with investment advisory personnel from the Advisor. The board considered factors relating to both the selection of the Advisor and the approval of the advisory fee when reviewing the Investment Management Agreement. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Advisor: The directors reviewed the services that the Advisor provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The directors also discussed with officers and portfolio managers of the fund the amount of time the Advisor dedicated to the fund during the last year and the types of transactions that were being done on behalf of the fund. The directors also received a presentation by the Advisor on its investment philosophy with respect to the fund and the investment outlook for the fund. Additionally, the directors considered the services provided by the Advisor to other funds it advises that have similar objectives and strategies.

In addition, the board considered the education, background and experience of the personnel at the Advisor. They also took into consideration the favorable history and reputation of the portfolio managers for the fund,

COHEN & STEERS SELECT UTILITY FUND, INC.

finding that this has had, and would likely continue to have, a favorable impact on the success of the fund. The board noted that the Advisor's experience in investing in utility securities generally helped further the fund's objectives. Lastly, the directors noted the Advisor's ability to attract quality and experienced personnel. The directors concluded that the scope of services provided by the Advisor to the fund, including compliance and tax reporting requirements, was satisfactory in both nature and quality.

(ii) Investment performance of the fund and the Advisor: The directors reviewed the past investment performance of the fund, as well as the past investment performance of the fund's peers and benchmark, as identified by Morningstar. The directors noted that the fund had outperformed the peer group and trailed the benchmark. With regard to the benchmark, the directors gave consideration to the fact that the fund, unlike the benchmark, maintained a significant weighting in preferred securities, which hurt relative performance. The directors further noted that the benchmark had significant weightings in pure energy stocks that the fund does not generally invest in. The directors also considered the fund's performance against other recognized and customized benchmarks. The directors then found that the Advisor had the necessary expertise to manage the fund in accordance with its investment objectives and strategies. The directors also determined that the Advisor would continue to be an appropriate investment adviser for the fund and that fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund: Next, the directors considered the cost of the services provided by the Advisor. As part of their analysis, the directors gave substantial consideration to the comparative fee and expense ratio information provided by Morningstar. The directors considered the fees of the fund's peer group and noted that the fund's advisory fee and management fee (advisory plus administration fees) were below the median and the total expense ratio (before and after waivers) was the lowest in the peer group. The directors concluded that the fund's advisory fee, management fee and total expense ratio were reasonable.

The directors also reviewed information regarding the profitability to the Advisor of its relationship with the fund. The directors considered the level of the Advisor's profits and whether the profits were reasonable. The profitability analysis took into consideration fall out benefits from the Advisor's relationship with the fund, including fees paid to the Advisor under an administration agreement. The directors, considering the fund's overall performance and services provided, found that the profits realized by the Advisor from its relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The directors noted that the fund's fee schedule had no breakpoints and assets were not anticipated to grow significantly. The directors determined that given the fund's closed-end structure, it currently appropriately benefits from economies of scale and no changes were currently necessary.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the directors compared both the services rendered and the fees paid under the Investment Management Agreement

COHEN & STEERS SELECT UTILITY FUND, INC.

to other contracts of the Advisor and compared the fees paid under the Investment Management Agreement to contracts of other investment advisers. The directors determined that the services and fees were reasonable when compared to those being offered under those other contracts.

The directors took into consideration other benefits to be derived by the Advisor in connection with the Investment Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Advisor would be eligible to receive by allocating the fund's brokerage transactions. The directors also noted the administrative services provided under the Administration Agreement by the Advisor for the fund such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, noting that these services were beneficial to the fund.

No single factor was determinative to the decision of the board. Rather, after weighing all of the reasons discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreement.

PRIVACY POLICYa

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative or marketing services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

a  This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

COHEN & STEERS SELECT UTILITY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 52	Director and Co-Chairman	2006	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	17	1991	to present

Martin Cohen Age: 56	Director and Co-Chairman	2007	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	17	1991	to present

Disinterested Directors

Bonnie Cohen[2] Age: 63	Director	2008	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	17	2001	to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS SELECT UTILITY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
George Grossman, Age: 52	Director	2006	Attorney-at-law	17	1993 to present

Richard E. Kroon, Age: 63	Director	2008	Board member of Finlay Enterprises, Inc., (operator of department store fine jewelry leased departments) and several private companies; member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	17	2004 to present

Richard J. Norman Age: 62	Director	2007	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	17	2001 to present

Frank K. Ross Age: 62	Director	2007	Professor of Accounting, Howard University; Board member of NCRIC Group, Inc. (insurance) and Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	17	2004 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS SELECT UTILITY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Willard H. Smith Jr. Age: 69	Director	2008	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	17	1996	to present

C. Edward Ward, Jr. Age: 59	Director	2006	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	17	2004	to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS SELECT UTILITY FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 41	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 42	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

William F. Scapell Age: 38	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co.	Since 2003

Robert Becker Age: 36	Vice President	Senior Vice President of CSCM since 2003. Prior to that, co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.	Since 2003

Lawrence B. Stoller Age: 42	Secretary	Executive Vice President and General Counsel of CSCM and CNS since 2004. Secretary of CSSL since 2006. Prior to that, Senior Vice President and General Counsel of CSCM and Assistant Secretary of the Cohen & Steers funds (since 1999) and Chief Legal Officer of CSSL (since 2002).	Since 2005

Jay J. Chen Age: 42	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since August 2003 and Assistant Treasurer of CSSL since 2002. Prior to that, Vice President of CSCM.	Since 2005

John E. McLean Age: 34	Chief Compliance Officer and Assistant Secretary	Vice President and Associate General Counsel of CSCM since September 2003. Prior to that, Vice President, Law and Regulation, J&W Seligman & Co. Incorporated (money manager).	Since 2004

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS SELECT UTILITY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS SELECT UTILITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

William F. Scapell
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

John E. McLean
Chief compliance officer and assistant secretary

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent—Common Shares

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Transfer Agent—Preferred Shares

The Bank of New York
100 Church Street
New York, NY 10007

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: UTF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell

COHEN & STEERS

SELECT UTILITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2005

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$79,000	$147,708
Audit-Related Fees	21,500	71,609
Tax Fees	12,975	12,600
All Other Fees	—	—

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant’s preferred shares.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$85,000	$62,500

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1)                    The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)                 No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $119,475 and $152,209, respectively.

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (“C&S”) follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.                                         Objectives

Voting rights are an important component of corporate governance. C&S has three overall objectives in exercising voting rights:

A.                                   Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B.                                     Rationalizing Management and Shareholder Concerns. C&S seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C.                                     Shareholder Communication. Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

II.                                     General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

1.               The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2.               In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3.               Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4.               In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

5.               To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

6.               Voting rights shall not automatically be exercised in favor of management-supported proposals.

7.               C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.                                 General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.                                Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.                                   Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company’s executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.                                     Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are C&S’s guidelines on change of control issues:

Shareholder Rights Plans. C&S acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes.  C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C.            Routine Issues

Director Nominees in a Non-Contested Election – C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – C&S supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.                                    Stock Related Items

Increase Additional Common Stock – C&S’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1.                                       creates a blank check preferred stock; or

2.                                       establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.                                      Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.                                      Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V.                                    Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies. The Investment Committee shall appoint a designee (the “Designee”) who shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.                                Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

•                                          Name of the company

•                                          Ticker symbol

•                                          CUSIP number

•                                          Shareholder meeting date

•                                          Brief identification of each matter voted upon

•                                          Whether the matter was proposed by management or a shareholder

•                                          Whether C&S voted on the matter

•                                          If C&S voted, then how C&S voted

•                                          Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information. The General Counsel shall ensure that the Investment Committee maintains documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC’s EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.                            Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

•                                          Business Relationships – This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent. In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S (“Capital Advisors”), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

•                                          Personal Relationships – C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

•                                          Familial Relationships – C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

•                                          Financial Based Materiality – C&S presumes a conflict to be non-material unless it involves at least $500,000.

•                                          Non-Financial Based Materiality – Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service. C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.                                       Identifying Conflicts – The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S’s Inside Information Policies and Procedures. The General Counsel of C&S (or his designee) maintains a watch list and a restricted list. The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel of C&S(or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall notify on at least an annual basis the members of the Investment Committee of their obligation to disclose any personal or familial relationships with a portfolio company that could raise potential conflict of interest concerns. Investment Committee members shall also advise the General Counsel of C&S (or his designee) if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.                                       Identifying Materiality – The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3.                                       Communication with Investment Committee; Voting of Proxy – If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member’s personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII.                        Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds. The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IX.                                Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S. If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 6, 2006, is set forth below.

William F. Scapell	Senior vice president of C&S. Previously,
chief strategist for preferred securities at
• Vice President	Merrill Lynch & Co.

• Portfolio manager since inception

Robert Becker	Senior vice president of C&S. Previously, co-
portfolio manager for the Franklin Utilities
• Vice President	Fund at Franklin Templeton Investments.

• Portfolio manager since inception

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2005, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

William F. Scapell

	Number of accounts	Total assets
• Registered investment companies	11	$11,337,295,063
• Other pooled investment vehicles	5	$461,501,367
• Other accounts	13	$474,753,740

Robert Becker

	Number of accounts	Total assets
• Registered investment companies	4	$3,933,266,729
• Other pooled investment vehicles	0	$0
• Other accounts	0	$0

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2005:

Dollar Range of Securities Owned
William F. Scapell	None
Robert Becker	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to C&S. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of C&S to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of C&S and its affiliated companies (the “CNS Accounts”). Certain securities held in the CNS Accounts also may be held in the account of the registrant or other client accounts of C&S. C&S has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the registrant or any other client account. In this regard, C&S will not purchase or sell a security for the CNS Accounts until C&S has completed its purchase or sale program for the registrant and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the registrant or one or more other client accounts, this will occur only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the registrant or other client accounts.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S ‘s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S ‘s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell and the S&P 1500 Utilities Index with respect to Mr. Becker. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. C&S seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. C&S participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of C&S and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of C&S’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT UTILITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ Jay J. Chen
	Name:	Jay J. Chen
	Title:	Treasurer
(principal financial officer)

Date: March 6, 2006